Exhibit 99.1

Silver Spring Networks Reports Fourth Quarter 2014 Financial Results

Record Operating Cash Flow of $13.6 Million in Q4

41% Top-Line Growth in New Solutions Year-over-Year

17% Top-Line Growth in Managed Services & SaaS Year-over-Year

Gross Margin up 11 Points Year-over-Year

Redwood City, CA – February 9, 2015 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its fourth quarter and year ended December 31, 2014.

Fourth Quarter Results (all comparisons made are against the prior year period)

•	Non-GAAP revenue for the fourth quarter was $70.4 million, down 22%.

•	GAAP revenue was $77.4 million, down 20%.

•	Non-GAAP gross margin was 41.3%, as compared with 30.0% a year ago.

•	GAAP gross margin was 39.0% as compared to 34.7% a year ago.

•	Non-GAAP net income was $1.5 million as compared with $0.1 million a year ago.

•	GAAP net income was $0.5 million as compared with $0.4 million a year ago.

•	Non-GAAP earnings per share was $0.03 versus $0.00 a year ago.

•	GAAP earnings per share was $0.01 as compared with $0.01 a year ago.

•	$13.6 million in cash flow from operations, compared with $1.8 million a year ago

•	Total backlog of $921 million as of December 31, 2014, up 5% from a year ago.

“We ended 2014 in a strong financial position as shown in our Q4 results. We had record cash flow, strong gross margins and double digit growth in New Solutions and our Managed Services and SaaS business,” said Scott Lang, Chairman, President, and Chief Executive Officer. “I remain confident that our leading networking platform and proven value proposition positions us well to capture our vast market opportunity within the Internet-of-Things.”

Business Highlights (through February 9, 2015, unless otherwise stated)

•	20.3 million cumulative network endpoints delivered from inception through December 31, 2014, up 11% from a year ago.

•	Working with customers that represent nearly 23M incremental homes and businesses that are piloting or deploying our technology in phases.

•	Reduced third-party content, resulting in higher-quality revenue and improved non-GAAP gross margin.

•	Unveiled its fifth generation networking platform, Gen5, which offers advancements in speed, latency, range, distributed intelligence, power optimization and size. Also introduced several new Gen5-based products, including “Milli 5” for new classes of Internet-of-Things sensors and devices.

•	Selected by Horizon Power to deploy a multi-application AMI network in Western Australia.

•	Florida Power & Light selects Silver Spring’s networking platform and Streetlight.Vision software as it expands its program to nearly 500,000 street lights.

•	Closed acquisition of Detectent, Inc., a leading provider of utility data analytics solutions.

•	New SilverLink™ Sensor Network engagements with customers including Florida Power & Light, The Hongkong Electric Company, Limited, and Pepco Holdings, Inc.

Full Year 2014 Results (all comparisons made are against the prior year period)

•	Non-GAAP revenue was $276.7 million, down 20%.

•	GAAP revenue was $191.3 million, down 41%.

•	Non-GAAP gross margin was 33.6%, as compared with 33.1% a year ago.

•	GAAP gross margin was 29.5% as compared to 35.3% a year ago.

•	Non-GAAP net loss was $24.4 million as compared with $3.1 million a year ago.

•	GAAP net loss was $89.2 million as compared with $171.8 million a year ago. 2013 GAAP net loss included non-cash charges of $42.1 million in connection with Silver Spring’s initial public offering and $105 million of non-cash deemed dividend to convertible preferred shareholders.

•	Non-GAAP loss per share of $0.50 as compared with $0.08 a year ago.

•	GAAP loss per share of $1.84 as compared with $4.54 a year ago.

•	$8.8 million in negative cash flow from operations, versus break-even a year ago.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the fourth quarter and full year ended December 31, 2014 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until February 19, 2015 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13598904. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 20 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, and adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating loss, net income (loss), earnings (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve month non-GAAP Managed services and SaaS revenue per cumulative endpoints deployed inception to date. Non-GAAP Managed services and SaaS revenue is primarily recurring in nature and includes some one-time set-up costs related to the business.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue. Non-GAAP gross margin is non-GAAP gross profit (loss) as a percentage of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that we expect to generate pursuant to contracts that we have entered into with our utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; the performance, capabilities and benefits of recently announced new product introductions; future growth; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate”

or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of February 9, 2015. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

650-839-4664

mmckechnie@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Revenue:
Product revenue	$60,034	$77,944	$129,333	$224,310
Service revenue	17,377	19,220	61,955	102,548

Net revenue	77,411	97,164	191,288	326,858
Cost of revenue:
Product cost of revenue	35,038	50,163	77,158	150,315
Service cost of revenue	12,195	13,257	57,793	61,189

Total cost of revenue	47,233	63,420	134,951	211,504
Gross profit	30,178	33,744	56,337	115,354
Operating expenses:
Research and development	12,718	16,167	64,771	77,018
Sales and marketing	8,063	8,417	36,388	34,931
General and administrative	8,104	9,208	41,260	45,160
Restructuring	(99)	—	1,789	—

Total operating expenses	28,786	33,792	144,208	157,109
Operating income (loss)	1,392	(48)	(87,871)	(41,755)
Interest income (expense), net	68	138	123	(1,152)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	(23,676)

Other income (expense), net	68	138	123	(24,828)
Income (loss) before provision for income taxes	1,460	90	(87,748)	(66,583)
Provision (benefit) for income taxes	959	(268)	1,422	224

Net income (loss)	501	358	(89,170)	(66,807)
Deemed dividend to convertible preferred stockholders	—	—	—	(105,000)

Net income (loss) attributable to common stockholders	$501	$358	$(89,170)	$(171,807)
Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$0.01	$0.01	$(1.84)	$(4.54)
Diluted net income (loss) per share attributable to common stockholders	$0.01	$0.01	$(1.84)	$(4.54)
Weighted average number of shares used in computation
Basic	48,929	47,198	48,376	37,877
Diluted	50,191	49,603	48,376	37,877

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited condensed consolidated statements of operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net income (loss)	$501	$358	$(89,170)	$(66,807)
Change in deferred revenue, net of foreign currency translation	(7,045)	(7,516)	85,420	17,228
Change in deferred cost of revenue, net of foreign currency translation	5,535	(1,011)	(56,767)	(31,039)
Amortization of intangibles	219	48	614	192
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Convertible notes accretion / interest	—	—	—	935
Stock-based compensation	2,391	8,001	33,861	52,504
Restructuring	(99)	—	1,789	—
Legal settlements	—	250	(100)	250

Non-GAAP net income (loss)	$1,502	$130	$(24,353)	$(3,061)
Non-GAAP income (loss) per share
Basic	$0.03	$0.00	$(0.50)	(0.08)
Diluted	$0.03	$0.00	$(0.50)	(0.08)
Weighted average number of shares used in computation
Basic	48,929	47,198	48,376	37,877
Diluted	50,191	49,603	48,376	37,877

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2014	December 31, 2013 (a)
ASSETS
Current assets:
Cash and cash equivalents	$60,457	$82,596
Short-term investments	60,339	63,256
Accounts receivable	54,740	69,724
Inventory	6,722	4,350
Deferred cost of revenue	29,585	37,460
Deferred tax assets	5,278	350
Prepaid expenses and other current assets	5,146	4,408

Total current assets	222,267	262,144
Property and equipment, net	12,860	12,364
Deferred cost of revenue, non-current	303,445	238,663
Deferred tax assets, non-current	354	1,613
Other long-term assets	9,268	1,567

Total assets	$548,194	$516,351

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$27,530	$31,317
Accrued liabilities	23,258	21,282
Deferred revenue	91,688	111,293
Current portion of capital lease obligations	1,163	1,615
Deferred tax liability	249	1,176

Total current liabilities	143,888	166,683
Deferred revenue, non-current	517,905	413,360
Deferred tax liability, non-current	5,146	187
Other liabilities	15,074	14,239

Total liabilities	682,013	594,469
Total stockholders’ deficit	(133,819)	(78,118)

Total liabilities and stockholders’ deficit	$548,194	$516,351

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$501	$358	$(89,170)	$(66,807)
Adjustments to reconcile net loss to net cash provided (used) in operating activities:
Deferred taxes	(1,142)	(510)	(225)	(205)
Depreciation and amortization	1,763	1,656	6,467	6,646
Stock-based compensation	2,391	8,001	33,861	52,504
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Non-cash interest expense on convertible notes	—	—	—	935
Other non-cash adjustments	(1,025)	190	431	333
Changes in assets and liabilities:
Accounts receivable	13,759	(10,119)	15,554	(13,245)
Inventory	(2,110)	2,647	(2,271)	3,381
Prepaid expenses and other current assets	2,051	1,095	(724)	(1,153)
Deferred cost of revenue	5,603	(1,022)	(56,907)	(30,960)
Other long-term assets	733	658	918	4,504
Accounts payable	(955)	4,594	(4,120)	2,848
Accrued liabilities	(335)	2,371	998	4,820
Customer deposits	288	186	321	(61)
Deferred revenue	(7,823)	(7,893)	84,590	16,597
Other liabilities	(75)	(368)	1,512	(3,799)

Net cash provided by (used in) operating activities	13,624	1,844	(8,765)	14

INVESTING ACTIVITIES
Acquisition of business, net of cash received, and purchase of intangible assets	24	—	(8,726)	—
Proceeds from sales and maturity of short-term investments	10,991	9,122	60,200	9,122
Purchase of short-term investments	(11,050)	(10,888)	(57,671)	(72,339)
Purchases of property and equipment	(1,851)	(607)	(6,073)	(3,950)

Net cash used in investing activities	(1,886)	(2,373)	(12,270)	(67,167)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	—	—	(12,000)
Proceeds from initial public offering, net of offering costs	—	(225)	—	84,247
Proceeds from private placement of common stock with a related party	—	—	—	12,000
Payments on capital lease obligations	(405)	(549)	(1,550)	(2,034)
Proceeds from issuance of common stock, net of repurchases	285	2,331	7,020	2,909
Taxes paid related to net share settlement of equity awards	(1,154)	(297)	(6,453)	(8,019)

Net cash provided by (used in) financing activities	(1,274)	1,260	(983)	77,103

Effect of exchange rate changes on cash	(121)	—	(121)	—
Net increase (decrease) in cash and cash equivalents	10,343	731	(22,139)	9,950
Cash and cash equivalents - beginning of period	50,114	81,865	82,596	72,646

Cash and cash equivalents - end of period	$60,457	$82,596	$60,457	$82,596

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q4 PY13	Q1 CY14	Q2 CY14	Q3 CY14	Q4 CY14	YoY% Change
TYPE
GAAP net revenue
Product net revenue	$77,944	$28,227	$24,751	$16,321	$60,034	-23%
Service net revenue
Managed services and SaaS	8,159	7,797	8,301	7,272	9,439	16%
Professional services	11,061	8,205	8,555	4,448	7,938	-28%

Total service net revenue	19,220	16,002	16,856	11,720	17,377	-10%

Total GAAP net revenue	$97,164	$44,229	$41,607	$28,041	$77,411	-20%

% Product	80%	64%	59%	58%	78%
% Service	20%	36%	41%	42%	22%
Change in deferred net revenue
Change in deferred product revenue	$(7,054)	$24,006	$17,438	33,238	$(9,991)
Change in deferred service revenue
Managed services and SaaS	1,000	2,219	2,079	3,418	1,258
Professional services	(1,462)	1,396	2,480	6,191	1,688

Total change in deferred service revenue	(462)	3,615	4,559	9,609	2,946

Total change in deferred revenue	$(7,516)	$27,621	$21,997	$42,847	$(7,045)
Non-GAAP revenue
Product net revenue	$70,890	$52,233	$42,189	49,559	50,043	-29%
Service net revenue
Managed services and SaaS	9,159	10,016	10,380	10,690	10,697	17%
Professional services	9,599	9,601	11,035	10,639	9,626	0%

Total service net revenue	18,758	19,617	21,415	21,329	20,323	8%

Total non-GAAP net revenue	$89,648	$71,850	$63,604	$70,888	$70,366	-22%

% Product	79%	73%	66%	70%	71%
% Service	21%	27%	34%	30%	29%

SOLUTION
GAAP net revenue
Advanced metering infrastructure	$91,842	$40,023	$33,729	21,710	$72,456	-21%
New solutions	5,322	4,206	7,878	6,331	4,955	-7%

Total GAAP net revenue	$97,164	$44,229	$41,607	$28,041	$77,411	-20%

% Advanced metering infrastructure	95%	90%	81%	77%	94%
% New solutions	5%	10%	19%	23%	6%
Change in deferred net revenue
Advanced metering infrastructure	$(9,532)	$22,422	$17,994	$39,535	$(12,441)
New solutions	2,016	5,199	4,003	3,312	5,396

Total change in deferred net revenue	$(7,516)	$27,621	$21,997	42,847	$(7,045)
Non-GAAP net revenue
Advanced metering infrastructure	$82,310	$62,445	$51,723	61,245	$60,015	-27%
New solutions	7,338	9,405	11,881	9,643	10,351	41%

Total Non-GAAP net revenue	$89,648	$71,850	$63,604	70,888	$70,366	-22%

% Advanced metering infrastructure	92%	87%	81%	86%	85%
% New solutions	8%	13%	19%	14%	15%

GEOGRAPHY
GAAP net revenue
United States	$71,602	$21,843	$34,251	15,700	$30,017	-58%
International	25,562	22,386	7,356	12,341	47,394	85%

Total GAAP net revenue	$97,164	$44,229	$41,607	28,041	$77,411	-20%

% United States	74%	49%	82%	56%	39%
% International	26%	51%	18%	44%	61%
Change in deferred net revenue
United States	$1,369	$41,256	$22,799	48,248	$29,176
International	(8,885)	(13,635)	(802)	(5,401)	(36,221)

Total change in deferred net revenue	$(7,516)	$27,621	$21,997	42,847	$(7,045)
Non-GAAP net revenue
United States	$72,971	$63,099	$57,050	63,948	$59,193	-19%
International	16,677	8,751	6,554	6,940	11,173	-33%

Total non-GAAP net revenue	$89,648	$71,850	$63,604	70,888	$70,366	-22%

% United States	81%	88%	90%	90%	84%
% International	19%	12%	10%	10%	16%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q4 PY13	Q1 CY14	Q2 CY14	Q3 CY14	Q4 CY14	YoY% Change
CASH FLOW DATA
Operating cash flow	$1,844	$(3,260)	$(3,395)	$(15,734)	$13,624	639%
Operating cash flow - TTM	14	5,667	16,320	(20,545)	(8,765)	-62707%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$145,852	$140,495	$125,321	$110,466	120,796	-17%
Deferred net revenue
End of quarter	524,653	552,328	575,106	617,416	609,593
Less: Beginning of quarter	(532,546)	(524,653)	(552,328)	(575,106)	(617,416)
Foreign currency translation adjustment	377	(54)	(781)	537	778

Change in deferred net revenue, net of foreign currency translation	$(7,516)	$27,621	$21,997	$42,847	$(7,045)

Deferred cost of revenue
End of quarter	$276,123	$296,489	$313,458	$338,633	333,030
Less: Beginning of quarter	(275,101)	(276,123)	(296,489)	(313,458)	(338,633)
Foreign currency translation adjustment	(11)	(109)	(168)	69	68

Change in deferred cost of revenue, net of foreign currency translation	$1,011	$20,257	$16,801	$25,244	$(5,535)

STOCK-BASED COMPENSATION
Cost of goods sold	$1,644	$2,692	$1,930	$2,770	218	-87%
Research and development	2,277	3,155	2,695	3,042	785	-66%
Sales and marketing	1,238	2,045	1,754	1,783	479	-61%
General and administrative	2,842	3,540	3,183	2,881	909	-68%

	$8,001	$11,432	$9,562	$10,476	$2,391	-70%

EMPLOYEES	602	617	639	589	576	-4%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	18,184	18,710	19,081	19,714	20,266	11%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q4 PY13	Q1 CY14	Q2 CY14	Q3 CY14	Q4 CY14	YOY% Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$97,164	$44,229	$41,607	$28,041	$77,411	-20%
Change in deferred revenue, net of foreign currency translation	(7,516)	27,621	21,997	42,847	(7,045)

Non-GAAP net revenue	$89,648	$71,850	$63,604	$70,888	$70,366	-22%

Gross profit
GAAP gross profit	$33,744	$11,444	$13,412	$1,303	$30,178	-11%
Change in deferred revenue, net of foreign currency translation	(7,516)	27,621	21,997	42,847	(7,045)
Change in deferred cost of revenue, net of foreign currency translation	(1,011)	(20,257)	(16,801)	(25,244)	5,535
Amortization of intangibles in cost of revenue	48	48	48	182	140
Stock-based compensation	1,644	2,692	1,930	2,770	218

Non-GAAP gross profit	$26,909	$21,548	$20,586	$21,858	$29,026	8%

GAAP gross margin% (as a % of GAAP net revenue)	34.7%	25.9%	32.2%	4.6%	39.0%
Non-GAAP gross margin% (as a % of non-GAAP net revenue)	30.0%	30.0%	32.4%	30.8%	41.3%	11%

Operating income (loss)
GAAP operating income (loss)	$(48)	$(27,171)	$(24,672)	$(37,420)	$1,392	3000%
Change in deferred revenue, net of foreign currency translation	(7,516)	27,621	21,997	42,847	(7,045)
Change in deferred cost of revenue, net of foreign currency translation	(1,011)	(20,257)	(16,801)	(25,244)	5,535
Amortization of intangibles	48	48	48	299	219
Stock-based compensation	8,001	11,432	9,562	10,476	2,391
Restructuring	—	—	—	1,888	(99)
Legal settlements	250	—	(100)	—	—

Non-GAAP operating income (loss)	$(276)	$(8,327)	$(9,966)	$(7,154)	$2,393	967%

GAAP operating margin% (as a % of GAAP revenue)	0%	-61%	-59%	-133%	2%
Non-GAAP operating margin% (as a % of non-GAAP net revenue)	0%	-12%	-16%	-10%	3%
Adjusted EBITDA
GAAP net income (loss)	$358	$(27,807)	$(24,591)	$(37,273)	$501	40%
Change in deferred revenue, net of foreign currency translation	(7,516)	27,621	21,997	42,847	(7,045)
Change in deferred cost of revenue, net of foreign currency translation	(1,011)	(20,257)	(16,801)	(25,244)	5,535
Other (income) expense, net	(138)	37	(85)	(7)	(68)
Provision (benefit) for income taxes	(268)	599	4	(140)	959
Depreciation and amortization	1,656	1,466	1,467	1,771	1,763
Stock-based compensation	8,001	11,432	9,562	10,476	2,391
Restructuring	—	—	—	1,888	(99)
Legal settlements	250	—	(100)	—	—

Adjusted EBITDA	$1,332	$(6,909)	$(8,547)	$(5,682)	$3,937	196%

Net income (loss)
GAAP net income (loss)	$358	$(27,807)	$(24,591)	$(37,273)	$501	40%
Change in deferred revenue, net of foreign currency translation	(7,516)	27,621	21,997	42,847	(7,045)
Change in deferred cost of revenue, net of foreign currency translation	(1,011)	(20,257)	(16,801)	(25,244)	5,535
Amortization of intangibles	48	48	48	299	219
Stock-based compensation	8,001	11,432	9,562	10,476	2,391
Restructuring	—	—	—	1,888	(99)
Legal settlements	250	—	(100)	—	—

Non-GAAP net income (loss)	$130	$(8,963)	$(9,885)	$(7,007)	$1,502	1055%

GAAP net margin% (as a % of GAAP revenue)	0%	-63%	-59%	-133%	1%
Non-GAAP net margin% (as a % of non-GAAP net revenue)	0%	-12%	-16%	-10%	2%
GAAP income (loss) per share
Basic	$0.01	$(0.58)	$(0.51)	$(0.77)	$0.01
Diluted	$0.01	$(0.58)	$(0.51)	$(0.77)	$0.01
Weighted average number of shares used in computation
Basic	47,198	47,693	48,315	48,551	48,929
Diluted	49,603	47,693	48,315	48,551	50,191
Non-GAAP income (loss) per share
Basic	$0.00	$(0.19)	$(0.20)	$(0.14)	$0.03
Diluted	$0.00	$(0.19)	$(0.20)	$(0.14)	$0.03
Weighted average number of shares used in computation
Basic	47,198	47,693	48,315	48,551	48,929
Diluted	49,603	47,693	48,315	48,551	50,191